                                                                Exhibit 10.12

                           DISTRIBUTION AGREEMENT

This AGREEMENT is entered into by and between Infoseek Corporation, a corporation duly organized under the laws of California, with its principal place of business at 1399 Moffett Park Drive, Sunnyvale, California 94089-1134, hereinafter referred to as "Infoseek", and DVD Express Inc., a corporation organized under the laws of the State of California with its principal place of business at 7083 Hollywood Boulevard, Suite 100, Los Angeles, California, hereinafter referred to as "Content Partner" or "DVD".

WITNESSETH:

WHEREAS, Infoseek has developed and maintains an Internet information search and navigation service (the "Service") located at www.infoseek.com through which information is provided to its users ("Users"); and

WHEREAS, Content Partner is the provider of information described in Appendix A hereto (the "Content"), which Content Partner and Infoseek desire to make available to Users;

NOW, THEREFORE, for good and valuable consideration, and in consideration of the mutual covenants and conditions herein set forth, and with the intent to be legally bound thereby, Infoseek and Content Partner hereby agree as follows:

1.   LICENSE; OBLIGATIONS OF CONTENT PARTNER

     1.1 Subject to the terms and conditions of this Agreement, Content Partner hereby grants to Infoseek and its subsidiaries and affiliates (collectively "Infoseek"), a fully-paid, irrevocable, worldwide, non-exclusive right and license to use, reproduce, adapt, incorporate, integrate, distribute and otherwise exploit the Content on the Service to be hosted on Infoseek's servers ("Infoseek-hosted Content") to Users via on-line access provided directly or indirectly by Infoseek and, in conjunction with Infoseek's activities pursuant to this Agreement, to exploit the applicable copyrights, trade names, trade dress, trademarks and other intellectual property rights of Content Partner. Content Partner shall license to Infoseek only such Content to which it owns and/or has rights to provide hereunder. Content Partner shall notify Infoseek within a reasonable time in the event such Content becomes no longer available for display on the Service and Infoseek will remove such Content within a reasonable time. The terms set forth in the Appendices attached hereto shall also apply to this Agreement.

     1.2  a.   Content Partner will deliver to Infoseek the Infoseek-hosted
               Content in a mutually agreeable format, electronically via modem or Internet access (e.g. Internet ftp, Internet html, or Internet e-mail). Content Partner agrees to certify that all deliveries hereunder were made electronically. Content Partner will promptly correct any errors contained in the Infoseek-hosted Content of which it becomes aware. Content
               Partner will make updates to the Infoseek-hosted Content available to Infoseek on a regular mutually agreed upon basis.
               Infoseek shall have the right, but not the obligation, to remove, or direct Content Partner to remove, from the Infoseek-hosted Content, information or other material which Infoseek, in its sole discretion, determines to be offensive, in poor taste, or otherwise objectionable.

          b. The portion of the Content not to be hosted on Infoseek's servers will be hosted on Content Partner's servers and accessed by Users from a Content Partner/Infoseek co-branded Web page ("Co-Branded Page") pursuant to the specifications in Appendix C hereto. Content Partner shall cooperate and assist Infoseek by promptly answering questions and complaints regarding the Content. Content Partner shall promptly inform Infoseek of any event or circumstance, and provide all information pertaining to such event or circumstance, related to the Content which could lead to a claim or demand against Infoseek by any third party.

                                        1 of 12

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     1.3  Content Partner agrees not to override browser back button functionality to prevent Users who link to the Content Partner service from the Service from returning to the Service.

     1.4 Each party will be responsible for its respective telecommunications charges with respect to the provision of respective portions of the Content to Infoseek and to Users. Infoseek retains the right to adapt or otherwise alter the design, look, content and any other attributes of the Content and the Service and Service pages. Infoseek will use commercially reasonable efforts to incorporate into the Content error corrections, as provided and identified as such by Content Partner.

2.   FEES AND PAYMENTS

     2.1 Content Partner will make payments to Infoseek in the amounts and at the times specified in Appendix B. Content Partner will be responsible for the proper payment of all taxes, including sales, excise and value added taxes, which may be levied in connection therewith, exclusive of taxes based upon Infoseek's net income.

     2.2  a.   Each payment will be accompanied by a report which details the payment due and which contains the methodology used to calculate the payment due. Such report will include the information specified in Appendix B.

          b. Infoseek shall have the right to retain a U.S. nationally prominent or other mutually agreeable independent auditor to whom Content Partner shall allow reasonable access to Content Partner's applicable books of account and other for the purpose of verifying the amounts due and payable to Infoseek under this Agreement. Access to Content Partner's documentation shall be during Content Partner's regular business hours upon at least fifteen (15) business days prior written notice. Infoseek may request audits no more than once in a consecutive twelve (12) month period and may not review records more than twelve (12) months old. In the event that an audit discloses an underpayment, Content Partner shall immediately pay to Infoseek the amount of such underpayment and in the event that an audit discloses an underpayment of one hundred thousand dollars ($100,000) or more, Content Partner shall immediately pay to Infoseek the amount of such underpayment and shall pay the reasonable costs of such audit.

3.   CONFIDENTIAL INFORMATION

     3.1 Either Infoseek or Content Partner may disclose to the other (the "Receiving Party") certain information that the disclosing party deems to be confidential and proprietary ("Proprietary Information"), and technical and other business information of the disclosing party that is not generally available to the public.

     3.2 The Receiving Party agrees to use Proprietary Information solely in conjunction with its performance under this Agreement and not to disclose or otherwise use such information in any fashion. The Receiving Party, however, will not be required to keep confidential such Proprietary Information that becomes generally available without fault on its part; is already rightfully in the Receiving Party's possession without restriction prior to its receipt from the disclosing party; is independently developed by the Receiving Party; is disclosed by third parties without similar restrictions; is rightfully obtained by the Receiving Party from third parties without restriction; or is otherwise required by law or judicial process.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Content Partner is the owner and/or has the right to grant the rights hereunder and Content Partner is solely responsible for any legal liability whether in tort, contract, or otherwise

                                     2 of 12
         arising out of or relating to (i) the Content, and/or (ii) any material to which users can link through the Content. Content Partner represents and warrants to Infoseek, and any entities ("Third Party Entities") to and by whom Content is delivered for display to users, that it holds the necessary rights to permit the use of Content by Infoseek for the purpose of this Agreement; that its entry into this Agreement does not violate any agreement with any other party; that its performance under this Agreement will conform to applicable laws and government rules and regulations;
         and that the use, reproduction, distribution, transmission, or display of Content, any data regarding users, and any material to which users can link through Content, will not (a) violate any laws or any rights of any third parties, including, but not limited to, such violations as infringement or misappropriation of any copyright, patent, trademark, trade dress, trade secret, music, image, or other proprietary or property right, false advertising, unfair competition, defamation, invasion of privacy or publicity rights, moral or otherwise, or rights of celebrity, violation of any antidiscrimination law or regulation, or any other right of any person or entity; or (b) contain any material that is: unlawful, harmful, fraudulent, threatening, abusive, harassing, defamatory, vulgar, obscene, profane, hateful, racially, ethnically, or otherwise objectionable, including, without limitation, any material that supports, promotes or otherwise encourages wrongful conduct that would constitute a criminal offense, give rise to civil liability, or otherwise violate any applicable local, state, national or international laws.

    4.2 Infoseek represents and warrants to Content Partner that its entry into this Agreement does not violate any agreement with any other party; that its performance under this Agreement will conform to applicable laws and government rules and regulations; and that the technology as utilized by the Service does not infringe any copyright, patent, trademark, trade dress or trade secret of any person or entity.

5.  LIMITATION OF LIABILITY; DISCLAIMER

    5.1 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR EXEMPLARY DAMAGES OF ANY NATURE, EVEN IF SUCH PARTY SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

    5.2 EXCEPT AS SET FORTH IN SECTION 4, NEITHER PARTY MAKES ANY, AND EACH PARTY ACKNOWLEDGES THAT THE OTHER HAS NOT MADE ANY, AND HEREBY SPECIFICALLY DISCLAIMS ANY, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE SERVICE, THE CONTENT OR THE OPERATION OF THE CONTENT ON THE SERVICE, INCLUDING, BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6.  TERM AND TERMINATION

    6.1 This Agreement shall be effective on the date executed by Infoseek ("Effective Date") and shall continue in force for an initial term ending twenty four (24) months from the Effective Date ("Initial Term"). Launch Date is defined as the date the Content Partner's elements become available to Users on the Service as designated in writing by Infoseek to Content Partner. Upon prior mutual written agreement, the then current term of this Agreement may be renewed at the end of such initial term and each anniversary date thereafter for one (1) year renewal terms. Infoseek or Content Partner may terminate this Agreement at any time, without cause, upon at least sixty (60) days prior written notice.

    6.2 Either party will have the right to terminate this Agreement if the other party is in default of any obligation herein, which default is incapable of cure or which, being capable of cure, is not cured within sixty (60) days (or fourteen (14) days with respect to any default in any payment obligation) after receipt of written notice of such default from the non-defaulting party or within such additional cure period as the non-defaulting party may authorize. If the

                                    3 of 12

          Content Partner's service does not meet the following performance standards, Infoseek shall notify the Content Partner in writing and upon such notice Infoseek shall have the right to terminate in accordance with the following:

          a. Uptime Performance: The Content Partner service shall maintain a one hundred percent (100%) uptime within a one week period
               (with the exception of any scheduled maintenance performed by Content Partner where Infoseek is notified in advance) as measured by HTML requests from Infoseek at five (5) minute intervals with thirty (30) second time-outs. Service uptime means a User is able to link to Content Partner's service. If Content Partner's service fails to meet such uptime performance standards and is not corrected within forty-eight
               (48) hours from written notification to Content Partner by Infoseek, Infoseek may immediately terminate this Agreement upon written notice. Such Uptime Performance shall be measured by multiple independent third party ISPs.

          b. Functional Performance: The Content Partner service shall function ninety-nine percent (99%) of the time within a one week period (with the exception of any scheduled maintenance performed by Content Partner where Infoseek is notified in advance) as measured by HTML requests from Infoseek at five
               (5) minute intervals with thirty (30) second time-outs. If the Content Partner's service fails to meet such functional performance standards for a period of five (5) consecutive working days after written notification by Infoseek, Infoseek may immediately terminate the Agreement upon written notice. Functional service means a User can perform a transaction on Content Partner's service. Such Functional Performance shall be measured by multiple independent third party ISPs.

     6.3 All provisions of this Agreement which may be reasonably interpreted or construed as surviving the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.

     6.4 Upon the termination or expiration of this Agreement, each party shall promptly return all Proprietary Information, and other information, documents, manuals and other materials belonging to the other party, except as may be otherwise provided in this Agreement.


7.   FORCE MAJEURE

     Neither party will be liable for delay or default in the performance of its obligation under this Agreement (other than for non-payment) if such delay or default is caused by conditions beyond its reasonable control, including, but not limited to, fire, flood, accident, earthquakes, telecommunications line failures, storm, acts of war, riot, government interference, strikes and/or walk-outs.

8.   ADVERTISING AND PROMOTION

     8.1 Content Partner and Infoseek may undertake such joint marketing efforts as may be mutually agreed upon from time to time. Each party shall cooperate and assist the other party by supplying, without charge, reasonable quantities of materials for the other party's marketing and promotional activities.

     8.2 Unless required by law or to assert its rights under this Agreement, and except for disclosure on a "need to know basis" to its own employees, and its legal, investment, financial and other professional advisers on a confidential basis, each party agrees not to disclose the terms of this Agreement or matters related thereto without the prior written consent of the other party. Content Partner, however, may identify Infoseek in its published listing of available services or distributors.

9.   INDEMNIFICATION


                                   4 of 12

     9.1 Content Partner agrees to defend, indemnify and hold Infoseek and Third Party Entities and its and their officers, directors, agents and employees harmless from and against any and all claims, demands, liabilities, actions, judgments, and expenses, including reasonable fees and expenses of attorneys, paralegals and other professionals, arising out of or related to (i) any breach of any of Content Partner's representations and warranties hereunder, or (ii) any injury to person or property caused by any products or services sold or otherwise made available through the Content.

     9.2 Infoseek agrees to defend, indemnify and hold Content Partner and its officers, directors, agents and employees harmless from and against any and all claims, demands, liabilities, actions, judgments, and expenses, including reasonable fees and expenses of attorneys, paralegals and other professionals, arising out of or related to any breach of any of Infoseek's representations and warranties hereunder.

10.  GENERAL TERMS AND CONDITIONS

     10.1 The parties to this Agreement are independent contractors. Neither party is an agent, representative or partner of the other party. Neither party shall have any right, power or authority to enter into any agreement for or on behalf of, or to incur any obligation or liability for, or to otherwise bind, the other party. This Agreement shall not be interpreted or construed to create an association, joint venture, co-ownership, co-authorship, or partnership between the parties or to impose any partnership obligation or liability upon either party.

     10.2 Content Partner shall not assign, sublicense or otherwise transfer (voluntarily, by operation of law or otherwise) this Agreement or any right, interest or benefit under this Agreement, without the prior written consent of Infoseek. Any attempted assignment, sublicense or transfer in derogation hereof shall be null and void. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

     10.3 No change, amendment or modification of any provision of this Agreement or waiver of any of its terms will be valid unless set forth in writing and signed by the party to be bound thereby.

     10.4 This Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of the State of California. Each party irrevocably consents to the exclusive jurisdiction of any state or federal court for or within Santa Clara County, California over any action or proceeding arising out of or related to this Agreement, and waives any objection to venue or inconvenience of the forum in any such court.

     10.5 The failure of either party to insist upon or enforce strict performance by the other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such party's right to assert or rely upon any such provision or right in that or any other instance; rather the same shall be and remain in full force and effect.

     10.6 Any notice, approval, request, authorization, direction or other communication under this Agreement shall be given in writing, will reference this Agreement, and shall be deemed to have been delivered and given (a) when delivered personally; (b) three (3) business days after having been sent by registered or certified U.S. mail, return receipt requested, postage and charges prepaid, whether or not actually received; or (c) one (1) business day after deposit with a commercial overnight courier, with written verification of receipt. All communications will be sent to the addresses set forth below or to such other address as may be designated by a party by giving written notice to the other party pursuant to this section 10.6.


                                      5 of 12

          If to Content Partner:                  If to Infoseek:
          DVD Express Inc.                        Infoseek Corporation
          Attention: Legal Department             Attention: Legal Department
          7083 Hollywood Boulevard                1399 Moffett Park Drive
          Suite 100                               Sunnyvale, CA 94089-1134
          Los Angeles, CA 90028

     10.7 This Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements or understandings between the parties with respect to the subject matter hereof. Neither party shall be bound by, and each party specifically objects to, any term, condition or other provision or other condition which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other party in any purchase order, correspondence or other document, unless the party to be bound thereby specifically agrees to such provision in writing.

     10.8 The headings used in this document are for convenience only and are not to be construed to have legal significance. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the parties to this Agreement, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law, and the remainder of this Agreement shall remain in full force and effect.


ACCEPTED FOR INFOSEEK CORPORATION            ACCEPTED FOR DVD EXPRESS


By:/s/ Andrew E. Newton                      By:/s/ Michael Dubelko
   -------------------------------              -----------------------------
          Authorized Signature                         Authorized Signature

Print Name: Andrew E. Newton                 Print Name: Michael Dubelko
          -------------------------                    ----------------------

Title: VP and General Counsel                Title: President
     ------------------------------               ---------------------------

Date: 10/13/98                               Date: 10/8/98
     ------------------------------               ---------------------------


                                      6 of 12

                                     APPENDIX A

1.   CONTENT

     "Content" means the Infoseek-hosted Content, and all materials, logos, attributions, information, and data (a) appearing on the Co-Branded Pages, excluding portions thereof provided by Infoseek; (b) linked to or from the Infoseek-hosted Content; or (c) originated by and/or appearing on Content Partner's site.

PROGRAM DESCRIPTION

     For the term of this Agreement, Content Partner shall be the exclusive paid DVD movie promoter on the Movie Sub-Channel homepage on the Service as specified in Appendix D, excluding unpaid content, except as otherwise specified herein. "Exclusive paid DVD movie promoter" means that Infoseek shall not enter into an Agreement to display any ad banners, spotlights and content selling DVD movies on the Movie Sub-Channel homepage. In addition, for the term of this Agreement, Infoseek agrees that that no more than one paid promoter of VHS video movies shall appear on the Movie Sub-Channel homepage, excluding ad banners and spotlights and unpaid content, on the Service.

     For the term of this Agreement, Infoseek will not accept advertising on the Movie Sub-Channel homepage promoting the sale of DVD movies on the Service from Named Direct Competitors listed on Appendix E. Infoseek shall not be prevented from entering into arrangements with any entity involving direct advertising and promotion on the Service of anything other than the sale of DVD Movies. Infoseek shall guarantee the following elements and positioning as described below. Above the fold shall mean the appearance of text or graphics at the top of a web page visible to Users on an 800x600-pixel screen without scrolling down ("Above the Fold").

2.1  YEAR 1

     a. ONE (1) ANCHOR SPONSOR BUTTON sponsoring the Movie Sub-channel: to be located Above the Fold, on the Entertainment Channel Home Page. Such button shall link directly to a Co-branded page hosted by DVD. Annual Traffic Guarantee [***].

     b. ONE (1) CONTENT BOX: to be located Above the Fold, on the Movie Sub-channel of the Entertainment Channel. Annual Traffic Guarantee [***].

     c. TEXT LINK: to be located on the Entertainment Channel Directory Results Pages. Annual Traffic Guarantee [***].

     d.   BANNERS - ENTERTAINMENT CHANNEL: Annual Traffic Guarantee [***].

     e.   BANNERS - ULTRAMATCH: Annual Traffic Guarantee [***].

     f.   BANNERS - GENERAL ROTATION: Annual Traffic Guarantee [***].

     g.   KEYWORDS - DVD, MOVIE(S): Annual Traffic Guarantee [***].

     YEAR 2

     h. ONE (1) ANCHOR SPONSOR BUTTON sponsoring the Movie Sub-channel: to be located Above the Fold, on the Entertainment Channel Home Page.
          Such button shall link directly to a Co-branded page hosted by DVD. Annual Traffic Guarantee [***].

     i. ONE (1) CONTENT BOX: to be located Above the Fold, on the Movie Sub-channel of the

*** CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                       7 of 12

          Entertainment Channel. Annual Traffic Guarantee [***].

     j. TEXT LINK: to be located on the Entertainment Channel Directory Results Pages. Annual Traffic Guarantee [***].

     k.   BANNERS - ENTERTAINMENT CHANNEL: Annual Traffic Guarantee [***].

     l.   BANNERS - ULTRAMATCH: Annual Traffic Guarantee [***].

     m.   BANNERS - GENERAL ROTATION: Annual Traffic Guarantee [***].

     n.   KEYWORDS - DVD, MOVIE(S): Annual Traffic Guarantee [***].

2.2 Infoseek shall provide Content Partner with a weekly report which will summarize weekly page impressions delivered to the Entertainment Music Sub-Channel for each of the elements described in 2.1 above; Anchor sponsor button, Content Box, Text Link, Banners - Entertainment Channel Banners - Ultramatch, Banners - General Rotation, & the Keywords - DVD and Movie(s).

*** CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                       8 of 12

                               FEES AND PAYMENTS


1.   FEES AND PAYMENTS

1.1  YEAR 1

     Content Partner shall pay Infoseek a total Fixed Fee of two million seventy five thousand dollars ($2,075,000) in such amounts and on such dates as follows:


     a. [***] as prepayment which must be received by Infoseek from Content Partner upon the Launch Date as set forth in Section 6.1; and

     b. [***] due and payable the first day of each month following the Launch Date, as designated solely by Infoseek, and shall continue for eleven (11) contiguous months thereafter.


1.2  YEAR 2

     Content Partner shall pay Infoseek a total Fixed Fee of three million two hundred thousand dollars ($3,220,000) in such amounts and on such dates as follows:


     c. [***] as prepayment which must be received by Infoseek from Content Partner prior to the first day of the second year of initial term, as set forth in Section 6.1; and

     d. [***] due and payable the first day of each month following the first day of the second year of the initial term, and shall continue for eleven (11) contiguous months thereafter.


1.2 For the term of this Agreement, Infoseek shall submit an invoice to Content Partner prior to the end of each month following the Launch Date indicating the amount due and payable to Infoseek with respect to Sections 1.1 and 1.2.

1.3 In the event this Agreement is terminated before the end of the Initial Term, a prorated refund of fixed fees calculated in good faith by Infoseek shall be made to Content Partner.

1.4  REVENUE SHARING

     DVD shall pay to Infoseek a revenue share of [***] on all gross revenue generated from goods and services sold by DVD to Users originating their interaction from www.infoseek.com or the Co-Branded Pages, less exchanges, returns, and shipping, not to exceed [***] of gross sales. Such revenue share payments shall be paid net 30 days from the end of each quarter in which it is earned.

2.0  PAYMENT ADDRESSES

     All payments are to be mailed to:
     Attention: Accounts Receivable
     Infoseek Corporation
     1399 Moffett Park Drive
     Sunnyvale, CA 94089

     All invoices from Infoseek are to be mailed to:

                                   APPENDIX C


*** CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                    9 of 12

                                SPECIFICATIONS


Co-Branded Pages Specifications:

-  Infoseek will provide the Infoseek logo to Content Partner
- Content Partner shall not resize the Infoseek logo, animate it, change the background color of the Infoseek logo, or place any other image within 15 pixels of the top, bottom, or sides of the Infoseek logo
-  The Infoseek logo must be linked to http:www.infoseek.com
- The Infoseek logo must appear above the fold on all Co-Branded Pages that are linked to and/or from the applicable Infoseek channel home page.


                                   10 of 12

                                     APPENDIX D

                                  MOCK-UP PAGES(S)

                                 See attached pages


                                       11 of 12

                                     APPENDIX E

                              NAMED DIRECT COMPETITORS


DVD empire
amazon.com
reel.com
netflix.com
mega dvd
imdb.com
videoserve.com
lada universal
image entertainment
ken crain's
big star
spree
kozmo
blockbuster
dvd next
videos now
total E


                                       12 of 12

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DVD BY 888 CAMCORDER                                        BUY THE BOOK.
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TO PLACE AN ORDER CALL TOLL FREE 1-888-226-2673             -----       -----
For information or orders outside the United                music and the arts.
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74%  DATE: 24 AUG 1998,  Size 12.3K,                        new mate or friend!
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FIRST CHOICE VIDEO (CELINA).  VIDEOS AND DVDS FOR SALE AND RENT; MOVIES, FILMS,
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74% DATE: 22 AUG 1998, Size 12.5K,
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COUNTRYSIDE VIDEO (LUNENBURG).  VIDEOS AND DVDS FOR SALE AND RENT; MOVIES,
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Countryside Video (Lunenburg). 21 Main Street, Lunenburg, MA 01462.  We sell
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74%  DATE: 21 AUG 1998, Size 12.5K,
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JULY 28, 1997 VOL. 150 NO. 4 ASIA  Hot Stuff: A Complete Film on One Side of a Disc Digital Video Discs
have arrived, and they look superb. Is this curtains for VHS and laser?  By Steve...
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JUMBO VIDEO (FONTHILL). VIDEOS AND DVDS FOR SALE AND RENT; MOVIES, FILMS, VHS VIDEO ...
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70%  DATE: 26 AUG 1998, Size 12.6K, http://www.jumbo115.formovies.com/

DVD FAQ
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Answers to your questions about DVD technology.
67%  DATE: 11 SEP 1998, Size 79.8K, http://www.videodiscovery.com/vdyweb/dvd/dvdfaq.html

MANY DVD'S FS : CAESAR HAS HEARD YOUR PLEAS!
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[Follow Ups][Post Followup][DVDHunt.com Want To Sell Message Board] Posted by J Edmonds on August 02,
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67% DATE: 14 AUG 1998, Size 12.2K, http://www.dvdhunt.com/sell/messages/501.html
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JUMBO VIDEO # 109 (ST. JOHN'S). VIDEOS AND DVDS FOR SALE AND RENT: MOVIES, FILMS, VHS VIDEO ...
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Jumbo Video # 109 (St. John's).  141 Torbay Rd, St Johns, NF A1A 2H1.  We sell new and used movies and films in the following formats: videos, videocassettes, videotapes, DVDs, video cassettes, video tapes.
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57%  DATE: 27 AUG 1998, Size 12.9K, http://www.jumbo109.formovies.com/html/index.htm
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